Exhibit 10.4(b)


                   Schedule of Warrant (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on April 14, 2005


                            Expiration           Exercise             Shares
      Grant Date              Date                Price              Granted
      ----------              ----                -----              -------
       04/14/05             04/14/10            $ 0.013             7,750,000